Exhibit 99.4

Contributed Entities

Condensed Combined Financial Statements

(Unaudited)

September 30, 2013

CONTRIBUTED ENTITIES

CONDENSED COMBINED STATEMENTS OF OPERATIONS

(Unaudited)

(In millions)

	Nine Months Ended September 30,
	2013	2012
Operating Revenues
Transportation of natural gas	$798	$813
Storage of natural gas and other services	120	120
Other operating revenues - affiliates	5	5

Total operating revenues	923	938

Operating Expenses
Operating, maintenance and other	253	268
Operating, maintenance and other - affiliates	35	50
Depreciation and amortization	121	118
Property and other taxes	66	60

Total operating expenses	475	496

Operating Income	448	442

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	65	78
Allowance for funds used during construction	48	17

Total other income and expenses	113	95

Interest Income	—	1
Interest Expense	37	58
Interest Expense - Affiliates	198	195

Earnings Before Income Taxes	326	285
Income Tax Expense (Benefit)	(3)	—

Net Income	$329	$285

See Notes to Condensed Combined Financial Statements.

CONTRIBUTED ENTITIES

CONDENSED COMBINED BALANCE SHEETS

(Unaudited)

(In millions)

	September 30, 2013	December 31, 2012
ASSETS

Current Assets
Receivables, net	$113	$120
Gas imbalances receivable	69	68
Gas imbalances receivable - affiliates	5	6
Inventory	31	30
Collateral assets - affiliates	22	22
Fuel tracker	56	12
Other	18	10
Other - affiliates	4	3

Total current assets	318	271

Investments and Other Assets
Investments in and loans to unconsolidated affiliates	1,740	1,557
Goodwill	2,088	2,152
Other	1	6

Total investments and other assets	3,829	3,715

Property, Plant and Equipment
Cost	9,796	8,981
Less accumulated depreciation and amortization	2,425	2,333

Net property, plant and equipment	7,371	6,648

Regulatory Assets and Deferred Debits	151	123

Total Assets	$11,669	$10,757

See Notes to Condensed Combined Financial Statements.

CONTRIBUTED ENTITIES

CONDENSED COMBINED BALANCE SHEETS

(Unaudited)

(In millions)

	September 30, 2013	December 31, 2012
LIABILITIES AND EQUITY

Current Liabilities
Accounts payable	$106	$56
Accounts payable - affiliates	—	1
Notes payable - affiliates	17	17
Taxes accrued	26	24
Interest accrued	21	31
Interest accrued - affiliates	4	4
Gas imbalances payable	39	31
Gas imbalances payable - affiliates	23	41
Collateral liabilities	20	9
Fuel tracker	25	27
Other	28	26

Total current liabilities	309	267

Notes Payable - Affiliates	4,270	4,185

Long-term Debt	1,995	1,994

Deferred Credits and Other Liabilities
Deferred income taxes	88	91
Regulatory and other	103	93

Total deferred credits and other liabilities	191	184

Commitments and Contingencies
Equity	4,904	4,127

Total Liabilities and Equity	$11,669	$10,757

See Notes to Condensed Combined Financial Statements.

CONTRIBUTED ENTITIES

CONDENSED COMBINED STATEMENTS OF CASH FLOWS

(Unaudited)

(In millions)

	Nine Months Ended September 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$329	$285
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	121	118
Deferred income tax expense (benefit)	(3)	—
Equity in earnings of unconsolidated affiliates	(65)	(78)
Distributions received from unconsolidated affiliates	86	89
Allowance for funds used during construction	(48)	(17)
Other	(37)	43

Net cash provided by operating activities	383	440

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(749)	(590)
Investment expenditures	(211)	(14)
Distributions received from unconsolidated affiliates	7	—
Other	1	6

Net cash used in investing activities	(952)	(598)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of long-term debt	—	350
Increase in notes payable - affiliates	85	8
Net transfers from (to) parent	483	(200)
Other	1	—

Net cash provided by financing activities	569	158

Net change in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

Supplemental Disclosures
Property, plant and equipment non-cash accruals	$65	$71

See Notes to Condensed Combined Financial Statements.

CONTRIBUTED ENTITIES

CONDENSED COMBINED STATEMENTS OF EQUITY

(Unaudited)

(In millions)

December 31, 2011	$3,753

Net income	285
Net transfer to parent	(108)
Other	(15)

September 30, 2012	$3,915

December 31, 2012	$4,127

Net income	329
Net transfers from parent	420
Other	28

September 30, 2013	$4,904

See Notes to Condensed Combined Financial Statements.

CONTRIBUTED ENTITIES

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

(Unaudited)

1.	General

The terms “we,” “our,” and “us” as used in this report refer collectively to the Contributed Entities unless the context suggests otherwise. These terms are used for convenience only and are not intended as a precise description of any separate legal entity within the Contributed Entities. The Contributed Entities consist of the following:

Entity Name	Ownership %	Entity Name	Ownership %
Algonquin Gas Transmission, LLC (a)	100%	SESH Sub Inc. (b) (c)	50%
Black Cay Management, LLC (a)	100%	Southeast Supply Header, LLC (b)	50%
Black Cay Transmission, LLC (a)	100%	Spectra Energy Administrative Services, LLC (a)	100%
Copiah Storage, LLC (a)	100%	Spectra Energy Aerial Patrol, LLC (a)	100%
DCP Sand Hills Pipeline, LLC (b)	33.3%	Spectra Energy County Line, LLC (a)	100%
DCP Southern Hills Pipeline, LLC (b)	33.3%	Spectra Energy Islander East Pipeline Company, L.L.C. (a)	100%
Egan Hub Storage, LLC (b) (c)	50%	Spectra Energy MHP Holding, LLC (a)	100%
Gulfstream Management & Operating Services, L.L.C. (b)	50%	Spectra Energy Sand Hills Holding, LLC (a)	100%
Gulfstream Natural Gas System, L.L.C. (b)	1%	Spectra Energy Southeast MHP Holding, LLC (a)	100%
Islander East Pipeline Company, L.L.C. (b)	50%	Spectra Energy Southeast Services, LLC (a)	100%
M&N Management Company (a)	100%	Spectra Energy Southern Hills Holding, LLC (a)	100%
M&N Operating Company, LLC (a)	100%	Spectra Energy Supply Company, LLC (a)	100%
Maritimes & Northeast Pipeline, L.L.C. (b)	38.77%	Spectra Energy Transmission II, LLC (a)	100%
Market Hub Partners Holding (b)	50%	Spectra Energy Transmission Resources, LLC (a)	100%
Moss Bluff Hub, LLC (b) (c)	50%	Spectra Energy Transmission Services, LLC (a)	100%
Port Barre Investments, LLC (d/b/a Bobcat Gas Storage) (a)	100%	Steckman Ridge GP, LLC (b)	50%
Renaissance Gas Transmission, LLC (a)	100%	Steckman Ridge, LP (b)	50%
Sabal Trail Management, LLC (a)	100%	Texas Eastern Communications, Inc. (a)	100%
Sabal Trail Transmission, LLC (a)	67%	Texas Eastern Terminal Company (a)	100%
SESH Capital, LLC (b) (c)	50%	Texas Eastern Transmission, LP (a)	100%
		TPC Storage Holding Corp. (a)	100%

(a)	These entities are consolidated in the Contributed Entities financial statements.
(b)	These entities are equity method investments.
(c)	Effective ownership.

Nature of Operations. We are mostly engaged in the interstate transportation and storage of natural gas. We provide transportation and storage of natural gas to customers in various regions of the northeastern and southeastern United States and the Pacific Northwest United States. Most of our operations are subject to the rules and regulations of the Federal Energy Regulatory Commission. We are indirectly owned by Spectra Energy Corp.

Basis of Presentation. The accompanying Condensed Combined Financial Statements include our accounts and the accounts of our majority-owned subsidiaries, after eliminating intercompany transactions and balances. These interim financial statements should be read in conjunction with the combined financial statements for the year ended December 31, 2012, and reflect all normal recurring adjustments that are, in our opinion, necessary to fairly present our results of operations and financial position.

Use of Estimates. To conform with generally accepted accounting principles in the United States, we make estimates and assumptions that affect the amounts reported in the Condensed Combined Financial Statements and Notes to Condensed Combined Financial Statements. Although these estimates are based on our best available knowledge at the time, actual results could differ.

2.	Investments in Unconsolidated Affiliates

Our most significant investment in unconsolidated affiliates is our 50% investment in Market Hub Partners Holding, which is accounted for under the equity method of accounting. The following represents summary financial information for Market Hub Partners Holding, presented at 100%:

	Nine Months Ended September 30,
	2013	2012
	(in millions)
Operating revenues	$71	$86
Operating expenses	28	24
Operating income	43	62
Net income	43	62

3.	Goodwill

The following table presents activity within goodwill:

	Enterprise Goodwill	Other Goodwill	Total Goodwill
	(in millions)
December 31, 2012	$1,828	$324	$2,152
Net transfer to parent	(64)	—	(64)

September 30, 2013	$1,764	$324	$2,088

4.	Commitments and Contingencies

Environmental. We are subject to various U.S. federal, state and local laws and regulations regarding air and water quality, hazardous and solid waste disposal and other environmental matters. These laws and regulations can change from time to time, imposing new obligations on us.

Litigation. We are involved in legal, tax and regulatory proceedings in various forums arising in the ordinary course of business, including matters regarding contract and payment claims, some of which involve substantial monetary amounts. We have insurance coverage for certain of these losses should they be incurred. We believe that the final disposition of these proceedings will not have a material effect on our combined results of operations, financial position or cash flows.

5.	Fair Value Measurements

Our financial instruments included $1,995 million of long-term debt as of September 30, 2013 and $1,994 million as of December 31, 2012, with approximate fair values of $2,086 million and $2,287 million, respectively. Fair values of our long-term debt are determined based on market-based prices. These valuations may include inputs such as quoted market prices of the exact or similar instruments, broker or dealer quotations, or alternative pricing sources that may include models or matrix pricing tools, with reasonable levels of price transparency. Judgment is required in interpreting market data to develop the estimates of fair value. These estimates are not necessarily indicative of the amounts we could have realized in current markets. It is not practical to measure the fair value of notes payable-affiliates due to its related party nature.

The fair values of Receivables and Accounts Payable are not materially different from their carrying amounts because of the short-term nature of these accounts.

6.	Subsequent Events

We have evaluated significant events and transactions that occurred from October 1, 2013 through November 18, 2013, the date the Condensed Combined Financial Statements were issued.